Offerings - Offering: 1	Apr. 17, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	Debt Securities
Amount Registered | shares	25,107
Proposed Maximum Offering Price per Unit	1,000.00
Maximum Aggregate Offering Price	$ 25,107,000.00
Fee Rate	0.01531%
Amount of Registration Fee	$ 3,843.88
Offering Note	Fee per Rule 457(r)